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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 31, 2006


                               NOBLE ROMAN'S, INC.
               (Exact name of Company as specified in its charter)


         Indiana                        0-11104                   35-1281154
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

    One Virginia Avenue, Suite 800
        Indianapolis, Indiana                                       46204
(Address of principal executive offices)                          (Zip Code)

                                 (317) 634-3377
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Principal Officers;
              Election of Directors; Appointment of Principal Officers.

     On July 31, 2006, Noble Roman's, Inc. (the "Company") hired Patrick D. Melton, age 50, to serve as the Company's Vice President of Operations effective as of August 1, 2006. In this newly created position, Mr. Melton will assume responsibility for the strategic oversight and supervision of franchise operations, including the planning process for new locations.

     Mr. Melton is employed by the Company as an at-will employee at an annual salary of $146,000. As an inducement to employment, Mr. Melton was granted an option to purchase up to 12,500 shares of the Company's common stock at a price equal to the market price on August 1, 2006. The Company also agreed to grant Mr. Melton, effective as of August 1, 2007, an option to purchase up to 12,500 shares of the Company's common stock at a price equal to the market price on August 1, 2007. Mr. Melton will also receive a car allowance of $750 per month. Mr. Melton is also entitled to participate in any fringe benefits normally provided to employees of the Company at comparable employment levels, including vacation benefits, travel expense reimbursement, and health, life and disability insurance.

     Mr. Melton has over 30 years' experience in the restaurant industry. From 1997 until joining the Company, Mr. Melton was the Executive Vice President of Operations for Souper Salad Restaurants, Inc., a 125-unit restaurant chain based in San Antonio, TX. Prior to that, he was Regional Vice President for Hardees Food Systems from 1995 to 1997, where he had responsibility for directing the operations and business strategy of 120 Hardees restaurants. From 1987 to 1995, he was part owner and Vice President of Operations for Hardees Enterprises, a Hardees franchise organization that grew from 14 to 35 restaurants under his leadership.

Item  9.01    Financial Statements and Exhibits.

                  (c)  None

                                      * * *


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 2006

                                    NOBLE ROMAN'S, INC.



                                    By: /s/ Paul W. Mobley
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                                        Paul W. Mobley
                                        Chief Executive Officer and
                                        Chief Financial Officer